Exhibit 10.14




To:       The Persons Listed Below

From:     The Board of Directors of Medicon, Inc.

Re:       Initial Public Offering



          As you may already be aware, Medicon has engaged Morgan Stanley & Co.

Incorporated as lead underwriter in connection with the process of preparing a registration statement in contemplation of an initial public offering.  Certain documentation relating thereto, such as shareholder resolutions to amend

Medicon's articles of  incorporation, will be forwarded to you for signature in due course.

          In addition, to ensure the successful completion of Medicon's initial public offering, you are hereby requested, if applicable, to:

          (i)  agree that the Stockholders' Agreement, dated as of November 3,

               1994 and amended on September 6, 1995, among Medicon and the stockholders named therein, including any provisions  relating to the election of directors and the composition of the board, shall terminate concurrently with the consummation of an initial public offering; and

          (ii) agree, solely in connection with Medicon's initial public offering, to waive any rights under Section 4(a) of the

               Registration Rights Agreement, dated as of November 3, 1994,

               among Medicon and the stockholders named therein.




























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                                                                        2




          Please indicate your agreement with the foregoing by signing and returning one copy of this letter as to the attention of Jeffrey Marell at Paul,

Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York,

NY 10019-6064.  Please also execute the form of Morgan Stanley "lock-up"

agreement that is attached hereto and return it to the attention of Jeffrey

Marell.


 WHITNEY SUBORDINATED DEBT FUND, L.P.



 ________________________________
 Name:
 A General Partner

 WHITNEY 1990 EQUITY FUND, L.P.     STEVEN HILLEL MINTZ
                                    IRREVOCABLE TRUST 12/19/94


 ________________________________   _________________________
 Name:                              By:
 A General Partner                  Its:  Trustee


 J.H. WHITNEY & CO.                 ARI DAVID MINTZ IRREVOCABLE
                                    TRUST 12/19/94


 _________________________________  ____________________________
 Name:                              By:
 A General Partner                  Its:  Trustee

 CHASE VENTURE CAPITAL ASSOCIATES,  JEFFREY ADAM MINTZ
 L.P.                               IRREVOCABLE TRUST 12/19/94

 By:  CHASE CAPITAL PARTNERS,
 Its General Partner                ____________________________
                                    By:
 _______________________________    Its:  Trustee
 Name:
 Title:































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                                                                        3




                                    JONATHAN EPHRAIM MINTZ
                                    IRREVOCABLE TRUST 12/19/94
 ________________________________
      Alan P. Mintz, M.D.
                                    ____________________________
                                    By:
 _______________________________    Its:  Trustee
      Lawrence Rubinstein


                                    ADAM M. RUBINSTEIN
 _______________________________    IRREVOCABLE TRUST 12/19/94
      John E. Adams

                                    ____________________________
 ______________________________     By:
         Nancie Blatt               Its:  Trustee


 ______________________________     ADINA R. HERMAN IRREVOCABLE
        Alan H. Spiro, M.D.         TRUST 12/19/94


 ______________________________     ____________________________
        Sheldon H. Gulinson         By:
                                    Its:  Trustee

 ______________________________     ELANA B. RUBINSTEIN
        James E. Zechman            IRREVOCABLE TRUST 12/19/94


 ______________________________     ____________________________
        Maria McAfee                By:
                                    Its:  Trustee

 ______________________________
        Jack M. Korsower, M.D.